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                                                                    Exhibit 23.1

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-5253) pertaining to the Occupational Health + Rehabilitation Inc 1993 Stock Plan of our report dated January 23, 1996, with respect to the consolidated financial statements of Occupational Health + Rehabilitation Inc included in the Current Report on Form 8-K dated June 6, 1996.


                                                               ERNST & YOUNG LLP

Boston, Massachusetts
August 8, 1996